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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        -------------------------------



Date of Report (Date of earliest event reported):  February 10, 2000


                         Tanner's Restaurant Group, Inc.
                         -------------------------------
               (Exact name of Registrant as specified in charter)



          Texas                       33-95796                 76-0406417
 ---------------------------     ----------------------   ---------------------
(State or other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification Number)


5500 Oakbrook Parkway, Suite 260, Norcross, Georgia               30093
---------------------------------------------------         ----------------
     (Address of principal executive offices)                   (Zip Code)

                                 (770) 248-2298
                                 --------------
              (Registrant's Telephone Number, including Area Code)


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


Item 2. Acquisition or Disposition of Assets.

     On February 9, 2000, the United States Bankruptcy Court for the Northern District of Georgia approved a Sale of Assets Outside the Ordinary Course of Business Free and Clear of All Liens pursuant to Section 363(b) of the Bankruptcy Code by (a) Hartan, Inc., which is a wholly-owned subsidiary of Tanner's Restaurant Group, Inc. (the "Company"), and (b) six of Hartan's subsidiaries. Pursuant thereto, on February 10, 2000, Hartan and its subsidiaries sold substantially all of the assets used in the operation of the Rick Tanner's Original Grill restaurants to Restaurant Teams International, Inc. ("RTI") for cash consideration of approximately $275,000. All proceeds of the sale were paid to creditors of Hartan and its subsidiaries. In addition, RTI forgave Hartan's repayment of $50,000 of debtor-in-possession financing that RTI had extended in connection with the bankruptcy, forgave any management fees owed to RTI by Hartan and its subsidiaries, and assumed certain liabilities pertaining to certain leases of Hartan and its subsidiaries. In addition, RTI agreed to indemnify Robert J. Hoffman, who is the acting Chief Executive Officer of the Company, and certain other former and current officers and employees of the Company and its subsidiaries against any claims relating to the failure of the Company and its subsidiaries to pay certain taxes, with the maximum aggregate amount of such indemnification to be $125,000.

     The six subsidiaries of Hartan referred to above are Tanner's-Lawrenceville, Inc., Tanner's Oaks, Inc., Tanner's Mill, Inc., Tanner's-Tucker, Inc., Tanner's/Vinings, Inc. and Central Administration, Inc. Prior to the sale of these assets to RTI, Hartan and these six subsidiaries owned substantially all of the assets used in the operation of the Company's "Rick Tanner's Original Grill" restaurants. As a result of the sale of these assets to RTI, neither the Company nor any of its subsidiaries owns any operating assets.


Item 7. Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     The Company intends to file any pro forma financial statements required by
Item 7(b)(2) of Form 8-K within the time periods specified therein.

(c) Exhibits

    Exhibit No.   Description
    -----------   -----------

       2.1 Asset Purchase Agreement by and among Hartan, Inc., certain of its subsidiaries, and Restaurant Teams International, Inc., dated February 2, 2000. **

** The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request, as provided in Item 601(b)(2) of Regulation S-B.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TANNER'S RESTAURANT GROUP, INC.


Dated:   February 24, 2000           By:     /s/ Robert J. Hoffman
                                             -----------------------------------
                                                 Robert J. Hoffman
                                                 Acting Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------

     2.1 Asset Purchase Agreement by and among Hartan, Inc., certain of its subsidiaries, and Restaurant Teams International, Inc., dated February 2, 2000. **

** The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request, as provided in Item 601(b)(2) of Regulation S-B.